Exhibit 10.1

AGREEMENT AND ASSIGNMENT OF OIL, GAS AND MINERAL LEASE

STATE OF LOUISIANA

PARISH OF AVOYELLES

KNOW ALL MEN BY THESE PRESENTS, that for and in consideration of the sum of Ten and No/100 ($10.00) Dollars and other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged and full acquittance granted therefor,

PERSONALLY CAME AND APPEARED:

GEOTERRE OPERATING, LLC “Assignee”, a Louisiana Limited Liability Company, represented herein by its duly authorized Manager, Roland F. Dugas, III, whose mailing address is Post Office Box 80016, Baton Rouge, Louisiana 70898; (TAX ID# XX-XXX-6760), as “ASSIGNEE,”

which has bargained, sold, transferred, assigned, set over and delivered and does by these presents BARGAIN, SELL, TRANSFER, ASSIGN, SET OVER and DELIVER unto

WHITE RIVER SPV 3, LLC., “Assignee”, a Texas Corporation, represented herein by its duly authorized CFO and Manager, Jason “Jay” Puchir, whose mailing address is 5899 Preston Road, Suite 505 Frisco, Texas 75034, Frisco, Texas 75034; (TAX ID# XX-XXX_____), as “ASSIGNEE,”

the following described oil, gas and mineral leases, to-wit:

That certain Oil, Gas and Mineral Lease in Avoyelles Parish by and Between DANNY DESHOTELS AND JANE BACQUE DESHOTELS, dated August 24, 2020 but effective December 1, 2020 containing 1,658.30 acres; also described in that certain Memorandum of Oil, Gas and Mineral lease, dated August 24, 2020, but effective December 1, 2020, containing 1,658.30 acres described and attached hereto as Exhibit “A”.

Assignor agrees to assign 100% or 100% of 8/8ths right, title and interest of Assignor in and to the Oil, Gas and Mineral Lease described above, to Assignee, its successors or assigns, for the purpose of investigation, exploration and production of minerals from the above described lease.

TO HAVE AND TO HOLD the said interests above assigned unto the said Assignee,

Assignor and Assignee agree to the following terms and conditions of the aforementioned assignment as well as any additional acreage contemplated in this agreement:

1.	This act of assignment shall be effective as of September 4, 2020.

2.	Assignee, its successors and assigns, agree to indemnify and hold Assignor, its successors and assigns, harmless from and against any and all liability or responsibility for injury to (including death of) persons or damage to property assigned herein, or third persons of any kind arising out of or in connection with the operations of Assignee on the leased premises.

3.	Assignee, its successors and assigns, agree to fund and be responsible for the compliance of all State of Louisiana Department of Conservation rules and regulations associated with the Assignee’s operations on the leased premises, including but not necessarily limited to Plugging and Abandonment of any well(s).

4.	Assignor, its successors and assigns, agree to assign a 100% working interest (75% net revenue interest) to Assignee.

Assignor agrees to assign 100% right, title and interest of Assignor in and to the Oil, Gas and Mineral lease described above. Assignee, its successors or assigns, shall have the right of use of the leased premises for the purpose of investigation, exploration and production of minerals from the above described horizon.

This Agreement shall be governed by and construed in accordance with the Laws of the State of Louisiana with original venue and jurisdiction in the State Court of Louisiana, Avoyelles Parish, and may he amended only in writing by the parties hereto.

THUS DONE AND PASSED by Assignor before me, a Notary Public duly

Commissioned and qualified in and for the Parish of E. Baton Rouge, State of Louisiana, and in the presence of the undersigned competent witnesses on this 3rd day of September, 2020.

WITNESSES:		ASSIGNOR:

GOETERRE OPERATING, L.L.C

/s/ Jessica Oropesa		/s/ Roland F. Dugas, III
Printed Name:	Jessica Oropesa	BY: ROLAND F. DUGAS, III, Manager

_____________________________

Printed Name: ______________________

/s/ Marilyn Summers

NOTARY PUBLIC

Printed Name: Marilyn Summers

Notary/Bar Roll No: 64784

LIFETIME COMMISSION

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THUS DONE AND PASSED by Assignor before me, a Notary Public duly

Commissioned and qualified in and for the Parish/County of Collin, State of Texas, and in the presence of the undersigned competent witnesses on this 4th day of September, 2020.

WITNESS	ASSIGNEE

WHITE RIVER SPV 3, L.L.C.
/s/ Jake Helgeson
Printed Name: Jake Helgeson

/s/ Jason Puchir
By: JASON “JAY” PUCHIR, CFO & Manager

/s/ Kane Snachez
Printed Name: Kane Sanchez

/s/ Jake Helgeson

NOTARY PUBLIC

Printed Name: Jake Helgeson

Notary/Bar Roll No: 131225164

EXHIBIT “A”

STATE OF LOUISIANA

PARISH OF AVOYELLES

MEMORANDUM OF OIL, GAS AND MINERAL LEASE

Notice is hereby given that as of December 1, 2020 (the “Effective Date”), an Oil, Gas and Mineral Lease the “Lease”) was made and entered into by and between DANNY DESHOTELS AND JANIE BACQUE DESHOTELS, whose address is 18567 Highway 15, Lettsworth, LA (hereinafter referred to as “Lessor”), and GEOTERRE OPERATING, L.L.C. (TAX ID# XX-XXX-6760), a Louisiana Limited Liability Company. represented herein by its duly authorized Manager, ROLAND F. DUGAS, III, whose mailing address is Post Office Box 80016, Baton Rouge, Louisiana 70398-0016 (hereinafter referred to as “Lessee”), wherein Lessor granted, leased and let unto Lessee the exclusive right to explore for and produce oil, gas, condensate and other hydrocarbons and by-products produced with or contained in any of the foregoing, together with the use of the surface of the land for all purposes incident thereto to the extent permitted by the Lease, and to own, possess, treat, process, store and transport the minerals produced from or attributable to the following described land, containing 1,658.30 acres, more or less, in Avoyelles Parish, Louisiana, and more particularly described in Exhibit “A”, which is attached hereto and hereby made a part hereof.

The Lease provides for an initial term of four (4) years and zero (0) months commencing on the Effective Date, (the “Primary Term”), and as long thereafter as oil and gas or either of them is produced in paying quantities from said land or acreage pooled therewith. The Lease provides that at and after the end of the Primary Term, unit operations or production shall maintain the Lease in effect only as to the land included in the unit and then only as to certain depths, all as is more particularly prescribed therein. Except for the right to extend the term of the Lease by the payment of delay rentals, the Lease does not contain an option, right of first refusal or other agreement of the lessor to transfer all or any part of the leased premises. The Lease contains such other provisions with respect to the conduct of operations, payment of royalties, offset provisions, partial releases, notice and other such terms and conditions as are usual and customary in the industry.

The purpose of this Memorandum is to apprise and give notice to all parties of the existence of the Lease in accordance with R.S. 9:2742 and is not intended in any way to modify, amend or supplement the terms and provisions of the Lease. Both Lessor and Lessee have possession of a fully executed original of the Lease, which is open for examination and investigation by any party of interest during reasonable business hours in the offices of Lessee.

This Memorandum and all of its terms, conditions, covenants and provisions as well as those of the Lease shall extend to and be binding upon the successors and assigns of Lessor and Lessee.

This Memorandum may be executed in multiple counterparts, each of which shall be deemed an original and shall be binding upon the parties executing same whether or not executed by all parties hereto. Lessor and Lessee hereby agree that the counterpart signature and acknowledgment pages of this Memorandum may be detached and attached to one identical counterpart for the purposes of recordation, which instrument as so constructed shall constitute an original instrument as if executed by all the parties hereto.

IN WITNESS WHEREOF, this instrument is executed as of the date first above written.

WITNESS:	LESSOR:

/s/ Shauntelle Adams	/s/ Danny Deshotels
Printed Name: Shauntelle Adams	DANNY DESHOTELS

/s/ Becky Sellers
Printed Name: Becky Sellers

WITNESS:	LESSOR:

/s/ Becky Sellers	/s/ Janie Bacque Deshotels
Printed Name: Becky Sellers	JANIE BACQUE DESHOTELS

/s/ Shauntelle Adams
Printed Name: Shauntelle Adams

ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF AVOYELLES

On this 24 day of August, 2020, before me appeared DANNY DESHOTELS AND JANIE BACQUE DESHOTELS to me personally known, who, being by me duly sworn, did say that the above and foregoing Oil, Gas and Mineral Lease was signed and acknowledged as free act and deed.

/s/ Britni G. Lacour
Notary Public
Printed Name: Britni G. Lacour
Bar Roll / Notary License No. 65263
My Commission expires: Commissioned for Life

WITNESS WHEREOF, this instrument is executed as of the date first above written.

WITNESSES:	LESSEE:

/s/ Becky Sellers	GEOTERRE OPERATING, L.L.C
Printed Name: Becky Sellers

/s/ Shauntelle Adams	By:	/s/ Roland F. Dugas, III
Printed Name: Shauntelle Adams	Print Name: ROLAND F. DUGAS, III
Title: MANAGER

ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF AVOYELLES

On this 24 day of August 2020, before me, the undersigned Notary Public in and for the Parish and State of aforesaid, appeared Roland F. Dugas, Ill, to me personally known, who being by me duly sworn did say that he is the Manager of Geoterre Operating, LLC and that the above and foregoing Memorandum of Oil, Gas and Mineral Lease was signed on behalf of said company as its free and voluntary act and deed for the uses and purposes therein set forth.

/s/ Britni G. Lacour
Notary Public

Printed Name: Britni G. Lacour
Bar Roll / Notary License No. 65263
My Commission expires: Commissioned for Life

EXHIBIT “A”

ATTACHED TO AND MADE A PART OF THAT CERTAIN MEMORANDUM OF OIL, GAS AND MINERAL LEASE, DATE DECEMBER 1, 2020. BY AND BETWEEN DANNY DESHOTELS AND JANIE BACQUE DESHOTELS as LESSORS, AND GEOTERRE OPERATING, LLC AS LESSEE.

PROPERTY DESCRIPTION

A certain tract containing 1,658,30 acres, more or less, forming portions of Sections 22, 23, 26, and 27, T2SR5E Ward 8, Avoyelles Parish, Louisiana, and Ward 4, St. Landry Parish, Louisiana, and more particularly described as follows:

To reach the point of beginning, beginning at a point common to Sections 14, 15, 22 and 23, T2SR5E, Avoyelles Parish, Louisiana, which point was previously marked by 1 ½” pipe and 2” pipe; thence South 89 degrees 35 minutes 26 seconds West 439.50 feet to a point on the Western Toe of the West Atchafalaya Floodway West Guide Line Levee which point is marked by 2” pipe; and which point is 333.50 feet east of the northwest corner of the tract herein described; and which point is the POINT Of BEGINNING; thence North 89 degrees 35 minutes 26 seconds East 5,729.32 feet (previous call from Survey of October 12, 1999, North 89 degrees, 32 minutes, 29 seconds East South, Range 5 East and is the northeast corner of the tract herein described; thence South 00 degrees 09 minutes 07 seconds West across the parish line into St. Landry Parish 9,568.67 feet to a point marked by ½ inch iron rod set on April 25, 2005; which point is on the centerline of a private road known as the Levee Field Road in Section 26, Township 2 South, Range 5 East, St. Landry Parish, Louisiana; thence along the centerline of Levee Field Road on the following calls: North 88 degrees 52 minutes 35 seconds West 39.73 feet; North 71 degrees 45 minutes 49 seconds West 75.08 feet; North 55 degrees 49 minutes 03 seconds West 354.40 feet; North 55 degrees 01 minute 18 seconds West 2,664.21 feet; South 69 degrees 28 minutes 14 seconds West 90.89 feet; South 75 degrees 37 minutes 30 seconds West 613.41 feet; South 69 degrees 25 minutes 22 seconds West 74.65 feet; South 56 degrees 28 minutes 53 seconds West 67.65 feet; South 44 degrees 11 minutes 29 seconds West 90.32 feet; South 36 degrees 34 minutes 30 seconds West 881.79 feet; South 46 degrees 46 minutes 58 seconds West 77.92 feet; South 56 degrees 00 minutes 24 seconds West 816.04 feet; South 56 degrees 20 minutes 14 seconds West 708.89 feet; South 55 degrees 17 minutes 37 seconds West 381.75 feet; and South 62 degrees 34 minutes 30 seconds West 640.28 feet to a point marked by 1/2 inch iron rod set; thence leaving the centerline of Levee field Road proceed South 50 degrees 22 minutes 44 seconds West 353.88 feet; thence North 54 degrees 00 minutes 27 seconds West 143.96 feet; thence North 31 degrees 12 minutes 22 seconds West 78.13 feet; thence North 48 degrees 44 minutes 21 seconds East 103.87 feet; thence North 02 degrees 45 minutes 42 seconds West 102.92 feet; thence North 38 degrees 17 minutes 29 seconds West 60.36 feet; thence North 52 degrees 15 minutes 03 seconds West 62.44 feet, thence North 67 degrees 38 minutes 45 seconds West 68.81 feet; thence South 88 degrees 19 minutes 21 seconds West 92.45 feet; thence North 75 degrees 12 minutes 29 seconds West 227.64 feet; thence South 88 degrees 42 minutes 05 seconds West 87.09 feet; thence South 80 degrees 31 minutes 02 seconds West 155.75 feet; thence South 72 degrees 27 minutes 32 seconds West 63.33 feet; thence South 24 degrees 14 minutes 37 seconds West 36.25 feet; thence South 02 degrees 25 minutes 56 seconds East 125.66 feet; thence South 21 degrees 57 minutes 31 seconds East 272.36 feet; thence South 26 degrees 23 minutes 52 seconds East 188.70 feet; thence South 89 degrees 26 minutes 32 seconds West 346.95 feet; thence North 73 degrees 11 minutes 46 seconds West 499.83 feet; thence North 76 degrees 57 minutes 24 seconds West 576.69 feet; thence South 24 degrees 33 minutes 25 seconds West 407.09 feet; thence North 75 degrees 09 minutes 44 seconds West 1,189.18 feet to a point in the center line of the Bayou des Glaises Diversion Channel, which point is the Southwest corner of the tract herein described; thence along the center line of the Diversion Channel on the following calls: North 21 degrees 59 minutes 28 seconds East 979.48 feet to a point; thence across the parish line into Avoyelles Parish North 21 degrees 49 minutes 33 seconds East 1,253.30 feet to a point; thence North 20 degrees 35 minutes 27 seconds East 1,859.40 feet to a point; thence North 21 degrees 10 minutes 08 seconds East 1,169.70 feet to a point; thence North 21 degrees 08 minutes 48 seconds East 885.40 feet to a point; thence North 20 degrees 40 minutes 24 seconds East 1,011.40 feet to a point; thence North 21 degrees 01 minutes 42 seconds East 904.40 feet to a point; thence North 21 degrees 34 minutes 23 seconds East 1,269.30 feet to a point; thence North 16 degrees 18 minutes 45 seconds East 370.70 feet to a point; thence North 89 degrees 43 minutes 01 seconds West 96.50 feet to a point on the west side of the Diversion Channel thence North 17 degrees 36 minutes 22 seconds East 1,372.70 feet (previous call from Survey of October 12, 1999, North 17 degrees, 40 minutes, 26 seconds East 1,372.70 feet) to a point; which point is the northwest corner of the tract herein; thence North 89 degrees 05 minutes 01 seconds East 335.50 feet (previous call from Survey of October 12, 1999, North 89 degrees, 32 minutes, 29 seconds East 333.50 feet (actually 773 feet back to the common section corner)) back to the point of beginning; and being bounded now or formerly North by Estate of Charles G. McDonald and Deshotels Plantation, L.L.C.; East by THISCO, et al; South by Tract 2 (518.83 acres) of the hereinafter referenced survey, and West by west side of and centerline of Bayou des Glaises Diversion Channel; and more particularly identified as Tract 1 - 1,658.30 acres, on plat of survey by Ronald Landreneau, Professional Land Surveyor, dated April 25, 2005, and recorded on May 19, 2005 in Plat Book 29, page 477, Records of Avoyelles Parish, Louisiana; and in Conveyance Book F-41, page 377 under Original Entry #944160 and in Map File _____, Records of St. Landry Parish, Louisiana; and being a portion of the property acquired by Southern Trace Plantation, L.C. from W.A. Moncrief, Jr. Trust in Act of Cash Sale dated November 23, 1999 and recorded November 23, 1999, in Conveyance Book A-460, page 49 under Original Entry #99-9251, Records of Avoyelles Parish, Louisiana, and being a portion of the property acquired by Southern Trace Plantation Partnership from Southern Trace Plantation, L.L.C. by Act of Cash Sale with Assumption dated December 31, 1999 and recorded April 4, 2020, in Conveyance Book A-463, page 256, and Mortgage Book 460, page 454, Original Entry #00-002487, Records of Avoyelles Parish, Louisiana, and recorded April 6, 2000 in Conveyance Book Y-37, page 164, and Mortgage Book 1030, page 285, Original Entry #854418, Records of St. Landry Parish, Louisiana;